SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported):  May 8, 2007


                                 CANEUM, INC.
              (Exact Name of Registrant as Specified in Charter)


           NEVADA                 000-30874                   33-0916900
(State or Other Jurisdiction     (Commission                 (IRS Employer
     of Incorporation)           File Number)             Identification No.)


170 Newport Center Drive, Suite 210, Newport Beach, CA                  92660
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:  (949) 273-4000

Item 8.01  Other Events

     On May 8, 2007, our Board of Directors approved an amendment to the 2002 Stock Option/Stock Issuance Plan. The amendment revised Section II (B) (9) to provide for early exercise of unvested options. Exhibits A and B to the Option Grant Form used under the Plan were also amended to accommodate such early exercise provision.

     In connection with this amendment, our Compensation Committee approved the early exercise provision retroactively for the following individuals and their unvested options:

                                        Unvested
          Optionee                      Options
          --------                      --------
          Gary Allhusen                 203,125
          Lisa Bishop                    12,000
          Romir Bosu                     35,000
          Luan Dang                     116,666
          Roger Goulette                 18,750

          Heather Jeanblanc             140,000
          Alan Knitowski                 83,334
          Richard Leonard               106,123
          Richard Low                    30,000
          Paul D. McNulty                35,000
          Robert Morris                 687,500
          Suki Mudan                     83,334
          David Oppenheimer              35,000
          Andrew Quintero                35,000
          Avtar Ranshi                   25,000
          Catherine Reid                 18,750
          John T. Wells, Jr.             35,000
          Shehla Uraizee                 50,000
          Michael Willner               687,500

Item 9.01.  Exhibits

     The exhibits set forth in the following index of exhibits are included as a part of this current report.

     Exhibit
     No.       Description of Exhibit                            Location
     -------   ----------------------                            --------
     4.2       2002 Stock Option/Stock Issuance Plan,            Attached
               as amended May 8, 2007

     4.3 &     Option Grant Form with exhibits                   Attached
     10.27

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Caneum, Inc.

 Date:  May 14, 2007                         By /s/ Suki Mudan
                                             Sukhbir Singh Mudan, President



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